Exhibit 99.2
Westar Energy, Inc.
Second Quarter 2013 Earnings
Released August 7, 2013

Bruce Burns
Director Investor Relations
785-575-8227
bruce.burns@WestarEnergy.com

NOTE:
The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2013 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended June 30,
	2013	2012	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$165,302	$176,893	$(11,591)	(6.6)
Commercial	165,172	170,132	(4,960)	(2.9)
Industrial	92,820	95,960	(3,140)	(3.3)
Other retail	2,228	(2,363)	4,591	194.3
Total Retail Revenues	425,522	440,622	(15,100)	(3.4)
Wholesale	81,783	68,971	12,812	18.6
Transmission	52,804	49,380	3,424	6.9
Other	9,480	7,289	2,191	30.1
Total Revenues	569,589	566,262	3,327	0.6
OPERATING EXPENSES:
Fuel and purchased power	152,700	147,680	5,020	3.4
Operating and maintenance	163,303	156,470	6,833	4.4
Depreciation and amortization	67,597	66,299	1,298	2.0
Selling, general and administrative	54,477	62,711	(8,234)	(13.1)
Total Operating Expenses	438,077	433,160	4,917	1.1
INCOME FROM OPERATIONS	131,512	133,102	(1,590)	(1.2)
OTHER INCOME (EXPENSE):
Investment earnings (losses)	1,690	(598)	2,288	382.6
Other income	13,711	7,537	6,174	81.9
Other expense	(2,354)	(2,416)	62	2.6
Total Other Income	13,047	4,523	8,524	188.5
Interest expense	45,798	44,823	975	2.2
INCOME BEFORE INCOME TAXES	98,761	92,802	5,959	6.4
Income tax expense	29,310	28,340	970	3.4
NET INCOME	69,451	64,462	4,989	7.7
Less: Net income attributable to noncontrolling interests	2,263	1,728	535	31.0
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	67,188	62,734	4,454	7.1
Preferred dividends	—	1,373	(1,373)	(100.0)
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$67,188	$61,361	$5,827	9.5
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See Note 2):
Basic earnings per common share	$0.53	$0.48	$0.05	10.4
Diluted earnings per common share	$0.52	$0.48	$0.04	8.3
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	127,311	126,637	674	0.5
Diluted	127,930	126,877	1,053	0.8
DIVIDENDS DECLARED PER COMMON SHARE	$0.34	$0.33	$0.01	3.0
Effective income tax rate	29.68%	30.54%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Six Months Ended June 30,
	2013	2012	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$330,678	$315,311	$15,367	4.9
Commercial	313,128	299,782	13,346	4.5
Industrial	183,745	181,380	2,365	1.3
Other retail	(944)	(5,281)	4,337	82.1
Total Retail Revenues	826,607	791,192	35,415	4.5
Wholesale	168,253	140,183	28,070	20.0
Transmission	104,315	95,343	8,972	9.4
Other	16,626	15,222	1,404	9.2
Total Revenues	1,115,801	1,041,940	73,861	7.1
OPERATING EXPENSES:
Fuel and purchased power	304,452	275,334	29,118	10.6
Operating and maintenance	322,032	312,514	9,518	3.0
Depreciation and amortization	134,443	139,579	(5,136)	(3.7)
Selling, general and administrative	103,422	110,046	(6,624)	(6.0)
Total Operating Expenses	864,349	837,473	26,876	3.2
INCOME FROM OPERATIONS	251,452	204,467	46,985	23.0
OTHER INCOME (EXPENSE):
Investment earnings	5,749	3,727	2,022	54.3
Other income	17,427	21,127	(3,700)	(17.5)
Other expense	(7,715)	(7,969)	254	3.2
Total Other Income	15,461	16,885	(1,424)	(8.4)
Interest expense	90,082	86,869	3,213	3.7
INCOME BEFORE INCOME TAXES	176,831	134,483	42,348	31.5
Income tax expense	54,123	40,783	13,340	32.7
NET INCOME	122,708	93,700	29,008	31.0
Less: Net income attributable to noncontrolling interests	4,375	3,442	933	27.1
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	118,333	90,258	28,075	31.1
Preferred dividends	—	1,616	(1,616)	(100.0)
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$118,333	$88,642	$29,691	33.5
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See Note 2):
Basic earnings per common share	$0.93	$0.70	$0.23	32.9
Diluted earnings per common share	$0.92	$0.70	$0.22	31.4
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	127,254	126,566	688	0.5
Diluted	127,735	126,745	990	0.8
DIVIDENDS DECLARED PER COMMON SHARE	$0.68	$0.66	$0.02	3.0
Effective income tax rate	30.61%	30.33%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	June 30, 2013	December 31, 2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,973	$5,829
Restricted cash	451	573
Accounts receivable, net of allowance for doubtful accounts of $3,466 and $4,916, respectively	239,319	224,439
Fuel inventory and supplies	239,497	249,016
Prepaid expenses	16,074	15,847
Regulatory assets	140,653	114,895
Other	24,514	32,476
Total Current Assets	664,481	643,075
PROPERTY, PLANT AND EQUIPMENT, NET	7,255,280	7,013,765
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	301,998	321,975
OTHER ASSETS:
Regulatory assets	866,578	887,777
Nuclear decommissioning trust	159,631	150,754
Other	235,777	247,885
Total Other Assets	1,261,986	1,286,416
TOTAL ASSETS	$9,483,745	$9,265,231
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt of variable interest entities	$27,773	$25,942
Short-term debt	410,000	339,200
Accounts payable	149,680	180,825
Accrued dividends	43,150	41,743
Accrued taxes	74,569	58,624
Accrued interest	49,599	77,891
Regulatory liabilities	42,199	37,557
Other	90,366	84,359
Total Current Liabilities	887,336	846,141
LONG-TERM LIABILITIES:
Long-term debt, net	2,968,642	2,819,271
Long-term debt of variable interest entities, net	195,203	222,743
Deferred income taxes	1,233,893	1,197,837
Unamortized investment tax credits	189,931	191,512
Regulatory liabilities	283,360	285,618
Accrued employee benefits	557,033	564,870
Asset retirement obligations	156,690	152,648
Other	72,007	74,336
Total Long-Term Liabilities	5,656,759	5,508,835
COMMITMENTS AND CONTINGENCIES (See Notes 10 and 11)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 126,935,051 shares and 126,503,748 shares, respective to each date	634,675	632,519
Paid-in capital	1,664,525	1,656,972
Retained earnings	637,900	606,649
Total Westar Energy, Inc. Shareholders’ Equity	2,937,100	2,896,140
Noncontrolling Interests	2,550	14,115
Total Equity	2,939,650	2,910,255
TOTAL LIABILITIES AND EQUITY	$9,483,745	$9,265,231

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Six Months Ended June 30,
	2013	2012
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$122,708	$93,700
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	134,443	139,579
Amortization of nuclear fuel	8,631	9,026
Amortization of deferred regulatory gain from sale leaseback	(2,748)	(2,748)
Amortization of corporate-owned life insurance	4,138	10,921
Non-cash compensation	4,146	3,738
Net deferred income taxes and credits	45,409	33,586
Stock-based compensation excess tax benefits	(399)	(1,498)
Allowance for equity funds used during construction	(5,689)	(6,778)
Changes in working capital items:
Accounts receivable	(15,271)	(51,055)
Fuel inventory and supplies	11,780	(26,830)
Prepaid expenses and other	2,396	17,368
Accounts payable	(24,838)	(8,741)
Accrued taxes	16,196	16,276
Other current liabilities	(58,624)	(61,894)
Changes in other assets	(28,048)	(40,100)
Changes in other liabilities	17,080	(21,371)
Cash Flows from Operating Activities	231,310	103,179
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(398,998)	(417,617)
Purchase of securities - trusts	(59,986)	(16,817)
Sale of securities - trusts	75,475	18,040
Investment in corporate-owned life insurance	(17,408)	(18,167)
Proceeds from investment in corporate-owned life insurance	101,085	16,330
Proceeds from federal grant	876	3,289
Investment in affiliated company	—	(4,505)
Other investing activities	(2,362)	(343)
Cash Flows used in Investing Activities	(301,318)	(419,790)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	70,617	62,107
Proceeds from long-term debt	245,813	541,504
Retirements of long-term debt	(100,000)	(220,563)
Retirements of long-term debt of variable interest entities	(25,474)	(7,736)
Repayment of capital leases	(1,539)	(1,287)
Borrowings against cash surrender value of corporate-owned life insurance	57,948	63,287
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(100,060)	(18,252)
Stock-based compensation excess tax benefits	399	1,498
Preferred stock redemption	—	(22,567)
Issuance of common stock	2,992	3,697
Distributions to shareholders of noncontrolling interests	(1,658)	(3,252)
Cash dividends paid	(80,886)	(78,710)
Cash Flows from Financing Activities	68,152	319,726
NET CHANGE IN CASH AND CASH EQUIVALENTS	(1,856)	3,115
CASH AND CASH EQUIVALENTS:
Beginning of period	5,829	3,539
End of period	$3,973	$6,654

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
2nd Quarter 2013 vs. 2012

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2012 earnings attributable to common stock			$61,361		$0.48

		Favorable/(Unfavorable)

	Retail		(15,100)	A
	Wholesale		12,812	B
	Transmission		3,424
	Other revenues		2,191
	Fuel and purchased power		(5,020)	C
	SPP network transmission costs		(2,335)
	Gross Margin		(4,028)
	Operating and maintenance w/o SPP NITS		(4,498)	D
	Depreciation and amortization		(1,298)	E
	Selling, general and administrative		8,234	F
	Other income (expense)		8,524	G
	Interest expense		(975)
	Income tax expense		(970)	H
	Net income attributable to noncontrolling interests		(535)
	Preferred dividends		1,373
	Change in shares outstanding	$0.00

2013 earnings attributable to common stock			$67,188		$0.53

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to an 8% decrease in retail MWh sales (see page 7 for changes by customer class)

B	Due to a 28% increase in MWh sales (see page 7 for changes by customer class)

C	Due primarily to a 37% increase in the average cost of MWhs purchased

D	Due principally to higher property tax expense (this is largely offset in revenues through a property tax surcharge) -- ($4.6M)

E	Due principally to property additions

F	Due primarily to restructuring insurance contracts to lower post-retirement and other employee benefit cost -- $6.8M; lower labor costs -- $3.4M; higher pension costs -- ($3.3M)

G	Due primarily to recording higher COLI proceeds in 2013 -- $6.5M

H	Due primarily to higher income before income taxes

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
YTD June 2013 vs. 2012

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2012 earnings attributable to common stock			$88,642		$0.70

		Favorable/(Unfavorable)

	Retail		35,415	A
	Wholesale		28,070	B
	Transmission		8,972
	Other revenues		1,404
	Fuel and purchased power		(29,118)	C
	SPP network transmission costs		(6,769)
	Gross Margin		37,974
	Operating and maintenance w/o SPP NITS		(2,749)	D
	Depreciation and amortization		5,136	E
	Selling, general and administrative		6,624	F
	Other income (expense)		(1,424)	G
	Interest expense		(3,213)
	Income tax expense		(13,340)	H
	Net income attributable to noncontrolling interests		(933)
	Preferred dividends		1,616
	Change in shares outstanding	$0.00

2013 earnings attributable to common stock			$118,333		$0.93

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to increased average retail prices (see page 8 for changes by customer class)

B	Due to MWh sales increasing 24% (see page 8 for changes by customer class)

C	Due principally to increased MWhs generated

D	Due principally to higher property tax expense (this is largely offset in revenues through a property tax surcharge) -- ($9.8M); lower costs at Wolf Creek -- $4.8M

E	Due to reduced depreciation rates to reflect changes in the estimated useful lives of some of our assets

F	Due primarily to restructuring insurance contracts to lower post-retirement and other employee benefit cost -- $12.8M; lower labor costs -- $4.4M; higher pension costs -- ($12.4M)

G	Due primarily to recording more COLI benefits in 2012-- ($2.7M)

H	Due primarily to higher income before income taxes

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended June 30,
	2013	2012	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$165,302	$176,893	$(11,591)	(6.6)
Commercial	165,172	170,132	(4,960)	(2.9)
Industrial	92,820	95,960	(3,140)	(3.3)
Other retail	3,170	3,068	102	3.3
Provision for rate refunds	(942)	(5,431)	4,489	82.7
Total Retail Revenues	425,522	440,622	(15,100)	(3.4)
Tariff-based wholesale	62,490	58,793	3,697	6.3
Market-based wholesale	19,293	10,178	9,115	89.6
Transmission	52,804	49,380	3,424	6.9
Other	9,480	7,289	2,191	30.1
Total Revenues	$569,589	$566,262	$3,327	0.6

Electricity Sales	(Thousands of MWh)
Residential	1,460	1,629	(169)	(10.4)
Commercial	1,856	1,977	(121)	(6.1)
Industrial	1,312	1,418	(106)	(7.5)
Other retail	21	22	(1)	(4.5)
Total Retail	4,649	5,046	(397)	(7.9)
Tariff-based wholesale	1,327	1,241	86	6.9
Market-based wholesale	721	363	358	98.6
Total wholesale	2,048	1,604	444	27.7
Total Electricity Sales	6,697	6,650	47	0.7

	(Dollars per MWh)
Total retail	$91.53	$87.32	$4.21	4.8
Tariff-based wholesale	$47.09	$47.38	$(0.29)	(0.6)
Market-based wholesale	$26.76	$28.04	$(1.28)	(4.6)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$130,158	$113,744	$16,414	14.4
Purchased power	30,518	23,713	6,805	28.7
Subtotal	160,676	137,457	23,219	16.9
RECA recovery and other	(7,976)	10,223	(18,199)	(178.0)
Total fuel and purchased power expense	$152,700	$147,680	$5,020	3.4

Electricity Supply	(Thousands of MWh)
Generated - Gas	514	687	(173)	(25.2)
Coal	4,748	4,049	699	17.3
Nuclear	837	1,228	(391)	(31.8)
Wind	110	123	(13)	(10.6)
Subtotal electricity generated	6,209	6,087	122	2.0
Purchased	910	969	(59)	(6.1)
Total Electricity Supply	7,119	7,056	63	0.9

	(Dollars per MWh)
Average cost of fuel used for generation	$20.96	$18.69	$2.27	12.1
Average cost of purchased power	$33.54	$24.47	$9.07	37.1
Average cost of fuel and purchased power	$22.57	$19.48	$3.09	15.9

Degree Days		2012/
	2013	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	496	744	(248)	(33.3)
Actual compared to 20 year average	496	457	39	8.5
Heating
Actual compared to last year	582	179	403	225.1
Actual compared to 20 year average	582	385	197	51.2

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Six Months Ended June 30,
	2013		2012	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$330,678		$315,311	$15,367	4.9
Commercial	313,128		299,782	13,346	4.5
Industrial	183,745		181,380	2,365	1.3
Other retail	6,367		6,124	243	4.0
Provision for rate refunds	(7,311)		(11,405)	4,094	35.9
Total Retail Revenues	826,607		791,192	35,415	4.5
Tariff-based wholesale	134,239	205,142	121,325	12,914	10.6
Market-based wholesale	34,014	52,053	18,858	15,156	80.4
Transmission	104,315		95,343	8,972	9.4
Other	16,626		15,222	1,404	9.2
Total Revenues	$1,115,801		$1,041,940	$73,861	7.1

Electricity Sales	(Thousands of MWh)
Residential	3,003		3,044	(41)	(1.3)
Commercial	3,558		3,626	(68)	(1.9)
Industrial	2,624		2,779	(155)	(5.6)
Other retail	43		42	1	2.4
Total Retail	9,228		9,491	(263)	(2.8)
Tariff-based wholesale	2,807		2,590	217	8.4
Market-based wholesale	1,286		708	578	81.6
Total wholesale	4,093		3,298	795	24.1
Total Electricity Sales	13,321		12,789	532	4.2

	(Dollars per MWh)
Total retail	$89.58		$83.36	$6.22	7.5
Tariff-based wholesale	$47.82		$46.84	$0.98	2.1
Market-based wholesale	$26.45		$26.64	$(0.19)	(0.7)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$257,812		$213,380	$44,432	20.8
Purchased power	59,534		61,124	(1,590)	(2.6)
Subtotal	317,346		274,504	42,842	15.6
RECA recovery and other	(12,894)		830	(13,724)	(1,653.5)
Total fuel and purchased power expense	$304,452		$275,334	$29,118	10.6

Electricity Supply	(Thousands of MWh)
Generated - Gas	864		1,140	(276)	(24.2)
Coal	9,934		8,178	1,756	21.5
Nuclear	1,292		1,430	(138)	(9.7)
Wind	214		248	(34)	(13.7)
Subtotal electricity generated	12,304		10,996	1,308	11.9
Purchased	1,767		2,540	(773)	(30.4)
Total Electricity Supply	14,071		13,536	535	4.0

	(Dollars per MWh)
Average cost of fuel used for generation	$20.95		$19.41	$1.54	7.9
Average cost of purchased power	$33.69		$24.06	$9.63	40.0
Average cost of fuel and purchased power	$22.55		$20.28	$2.27	11.2

Degree Days			2012/
	2013		20 yr Avg	Change	% Change
Cooling
Actual compared to last year	496		788	(292)	(37.1)
Actual compared to 20 year average	496		460	36	7.8
Heating
Actual compared to last year	3,092		2,005	1,087	54.2
Actual compared to 20 year average	3,092		2,815	277	9.8

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		June 30, 2013		December 31, 2012
		(Dollars in Thousands)
Current maturities of long-term debt of VIEs		$27,773		$25,942
Long-term debt, net		2,968,642		2,819,271
Long-term debt of variable interest entities, net		195,203		222,743
Total long-term debt		3,191,618	52.1%	3,067,956	51.4%
Common equity		2,937,100	47.9%	2,896,140	48.4%
Noncontrolling interests		2,550	—%	14,115	0.2%
Total capitalization		$6,131,268	100.0%	$5,978,211	100.0%

GAAP Book value per share		$23.14		$22.89
Period end shares outstanding (in thousands)		126,935		126,504

Outstanding Long-Term Debt

	CUSIP	June 30, 2013		December 31, 2012
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
6.00% Series due July 2014	95709TAA8	$250,000		$250,000
5.15% Series due January 2017	95709TAB6	125,000		125,000
5.95% Series due January 2035	95709TAC4	125,000		125,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
5.875% Series due July 2036	95709TAE0	150,000		150,000
8.625% Series due December 2018	95709TAG5	300,000		300,000
4.125% Series due March 2042	95709TAH3	550,000		550,000
4.10% Series due April 2043	95709TAJ9	250,000		—
		2,000,000		1,750,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
		75,500		75,500
Total Westar Energy		2,075,500		1,825,500

KGE
First mortgage bond series:
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.64%Series due May 2038	485260B#9	100,000		100,000
6.70%Series due June 2019	U24448AB5	300,000		300,000
		625,000		625,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
5.3% Series due June 2031	121825BW2	108,600		108,600
5.3% Series due June 2031	933623BR0	18,900		18,900
4.85% Series due June 2031	121825CB7	50,000		50,000
5.6% Series due June 2031	121825CD3	—		50,000
6.0% Series due June 2031	121825CE1	—		50,000
5.0% Series due June 2031	121825CF8	50,000		50,000
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		273,940		373,940
Total KGE		898,940		998,940

Total long-term debt		2,974,440		2,824,440
Unamortized debt discount		(5,798)		(5,169)
Long-term debt due within one year		—		—
Total long-term debt, net		$2,968,642		$2,819,271

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis. However, transmission costs are recorded as operating and maintenance expense on Westar's consolidated statements of income.

The calculations of gross margin and operating and maintenance expense w/o SPP NITS for the three and six months ended June 30, 2013 and 2012 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin. Operating and maintenance expense is the GAAP financial measure most directly comparable to operating and maintenance expense w/o SPP NITS.

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	Change	2013	2012	Change
	(Dollars in Thousands)
Revenues
Residential	$165,302	$176,893	$(11,591)	$330,678	$315,311	$15,367
Commercial	165,172	170,132	(4,960)	313,128	299,782	13,346
Industrial	92,820	95,960	(3,140)	183,745	181,380	2,365
Other retail	2,228	(2,363)	4,591	(944)	(5,281)	4,337
Total Retail Revenues	425,522	440,622	(15,100)	826,607	791,192	35,415
Wholesale	81,783	68,971	12,812	168,253	140,183	28,070
Transmission	52,804	49,380	3,424	104,315	95,343	8,972
Other	9,480	7,289	2,191	16,626	15,222	1,404
Total Revenues	569,589	566,262	3,327	1,115,801	1,041,940	73,861
Less: Fuel and purchased power expense	152,700	147,680	5,020	304,452	275,334	29,118
SPP network transmission costs	44,600	42,265	2,335	88,396	81,627	6,769
Gross Margin	$372,289	$376,317	$(4,028)	$722,953	$684,979	$37,974

Gross margin	$372,289	$376,317	$(4,028)	$722,953	$684,979	$37,974
Add: SPP network transmission costs	44,600	42,265	2,335	88,396	81,627	6,769
Less: Operating and maintenance expense	163,303	156,470	6,833	322,032	312,514	9,518
Depreciation and amortization expense	67,597	66,299	1,298	134,443	139,579	(5,136)
Selling, general and administrative expense	54,477	62,711	(8,234)	103,422	110,046	(6,624)
Income from operations	$131,512	$133,102	$(1,590)	$251,452	$204,467	$46,985

Operating and maintenance expense	$163,303	$156,470	$6,833	$322,032	$312,514	$9,518
Less: SPP network transmission costs	44,600	42,265	2,335	88,396	81,627	6,769
Operating and maintenance expense w/o SPP NITS	$118,703	$114,205	$4,498	$233,636	$230,887	$2,749

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2013 should be read in conjunction with this financial information.

Forward Looking Disclosures

Forward-looking statements: Certain matters discussed in this presentation are "forward-looking statements." The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like "believe," "anticipate," "target," "expect," "pro forma," "estimate," "intend," "guidance" or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although we believe expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2012 (a) under the heading, "Forward-Looking Statements," (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; (2) those discussed in the company's Quarterly Report on Form 10-Q filed August 7, 2013, (a) in ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations and (b) in Part I, Financial Information, ITEM 1. Financial Statements: Notes 10 and 11; and (3) other factors discussed in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

Q2 2013 EARNINGS PACKAGE

Westar Energy.

Air Quality Improvement

Emission Levels

Sulfur Dioxide

120,000
100,000
80,000
60,000
40,000
20,000
0
Actual
Projected
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

Nitrogen Oxide

70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Actual
Projected
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

Emission Rates

(lbs/MWh)

7
6
5
4
3
2
1
0
Project
≈90%
reduction
2005
2012
2015

4
3
2
1
0
Project
≈75%
reduction
2005
2012
2015

Q2 2013 EARNINGS PACKAGE

Westar Energy.

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2013 should be read in conjunction with this financial information.

Major Transmission Investment

- Summit to Elm Creek
  - SPP NTC March 2013
  - Filed siting application May 2013
  - Approximately 30 miles
  - Estimated completion late 2016
  - Project cost ≈$70 million
- Prairie Wind Transmission
  - 50/50 JV with ETA
    - Siting approved June 2011
    - Acquiring ROW and clearing
    - Began construction Aug 2012
    - Approximately 110 miles
    - Estimated completion 2014
    - Project cost ≈$180 million

Concordia
Iatan
JEC
Hays
Swissvale
Salina
Great Bend
Emporia
Wolf Creek
Hutchinson
Spearville
Wichita
Rose Hill

Q2 2013 EARNINGS PACKAGE

Westar Energy.

Potential for High Voltage Transmission Growth

A. JEC to Iatan Energy Center

B. Wolf Creek to Neosho

C. Summit to Elm Creek

D. Salina to Hays

E. JEC to Swissvale

F. Hutchinson to Spearville

G. Wichita to Rose Hill

H. JEC to Concordia

May 2013 filed siting request with KCC
Concordia
H
A
Iatan
JEC
C
D
E
Hays
Swissvale
Salina
Emporia
Great Bend
F
Wolf Creek
Hutchinson
B
Spearville
Wichita
Rose Hill
G

Q2 2013 EARNINGS PACKAGE

Westar Energy.

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2013 should be read in conjunction with this financial information.